North Sea Asset Acquisition Exhibit 99.2

Disclaimers/Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. These forward-looking statements include statements that express a belief, expectation, or intention, as well as those that are not statements of historical fact, and may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe,"
"expect," "anticipate," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes. We caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to the following: discovery, estimation, development and replacement of oil and gas reserves; decreases in proved reserves due to technical or economic factors; drilling of wells and other planned exploitation activities; timing and amount of future production of oil and gas; the volatility of oil and gas prices;
availability and terms of capital; operating costs such as lease operating expenses, administrative costs and other expenses; our future operating or financial results; amount, nature and timing of capital expenditures, including future development costs; cash flow and anticipated liquidity; availability of drilling and production equipment; uncertainties related to drilling and production operations in a new region; cost and access to natural gas gathering, treatment and pipeline facilities; business strategy and the availability of acquisition opportunities; and factors not known to us at this time. Any of these factors, or any combination of these factors, could materially affect our future financial condition or results of operations and the ultimate accuracy of a forward-looking statement. The forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. In addition, any or all of our forward-looking statements included in this presentation may turn out to be incorrect.
They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including those included in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2011 and September 30,
2011.
As of January 1, 2010, the Securities and Exchange Commission (“SEC”) changed its rules to permit oil and gas companies, in their filings with the SEC, to disclose not only proved reserves, but also probable reserves and possible reserves.  Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible — from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire.  Probable reserves include those additional reserves that a company believes are as likely as not to be recovered and possible reserves include those additional reserves that are less certain to be recovered than probable reserves. We do not represent that the probable reserves described herein meet the recoverability thresholds established by the SEC in its definitions.  Investors are urged to also consider closely the disclosure in our filings with the SEC, available from our website at www.endeavourcorp.com.  Endeavour is also subject to the requirements of the London Stock Exchange and considers the disclosures in this presentation to be appropriate and/or required under the guidelines of that exchange.

Transaction Strategic Highlights
Substantially grows Endeavour’s North Sea producing asset base, expanding exposure to favourably priced Brent crude oil
• Adds approximately 10,000 boepd to current production
• 2P Reserve additions in excess of 33 mmboe
• Three existing oil fields – Alba, MacCulloch and Nicol
Adds significant scope and scale, together with Bacchus and Greater
Rochelle, Endeavour becomes one of larger independents in the North
Sea
Significantly improved operating profile and credit metrics, adding approximately $300 million in Ebitda at current production levels
Valuable upside potential with the new fields
Low annual maintenance CapEx going forward
Accelerates the monetization of existing U.K. tax benefits

Transaction Summary
Deal Value: $330 million with a 28% allocation to tax basis
• Purchase price to be reduced by cash flow from the effective economic date to closing (Approximately $72 million after tax if measured at 12/31/11)
• Effective date: January 1, 2011
Current performance:
• 2011 Net Production: average of approximately 10,000 boepd
• June 30, 2011 2P Reserves:  in excess of 33 mmboe
Expected closing in the first half of 2012
• Subject to normal government regulatory approval; partner consents and other customary closing conditions

Transaction Details

(in millions)
Purchase Price $ 330
2011 Cash Flow Estimate* (72)
Tax Benefit to Endeavour** (58)
Adjusted Purchase Price
$ 200
*  Estimates as of December 31, 2011
** Tax value of $58 million =  $94 million x 62% tax rate

84%
16%
54%
27%
19%
41%
59%
Significant Production Growth – Acquisition and Near-Term Projects

3,500 – 4,500 boepd
13,000 – 18,000 boepd
Current Production
Pro-forma Production with
Bacchus on-line and the
acquisition of N. Sea Assets
U.K. Oil U.S. Gas U.K. Gas
Pro-forma Production with
Greater Rochelle on-line
18,000 – 25,000 boepd

2P Reserves (YE2010 2P)
Production (Mboe/d)
100
90
80
70
60
50
40
30
20
10
0
10
20
30
40
50
DONG
Hess
CNR
OMV
RWE
EnQuest
Marathon
Dyas
Premier
EON
Perenco
ATP
Fairfield
Chrysaor
Wintershall
Nautical
Ithaca
Nippon
BHP
Iranian Oil
Sterling
Itochu
Marubeni
Tullow
SSE
Endeavour
Murphy
Bayerngas
Sumitomo
Noble
EOG
Valiant
EnCore
First Oil
Bridge Energy
CMI
KNOC
Mitsubishi
Serica
Noreco
EDF
Carrizo
ONH
EWE
Faroe

Pro Forma Position of Endeavour in the U.K.

Mid-Cap Market
Source: Woodmac Data
Endeavour + U.K.
Acquisition
2011 U.K. Company Data
END U.K.(including Bacchus and Greater
Rochelle)  + New U.K. Asset Acquisition

LEGEND
16
ALBA FIELD
6
SCALE

Facilities
•138m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-sea
•Injectors: 7 wells

Alba Field Overview: Block 16/26a
450ft water depth
Late Eocene reservoir at ~6,200ft depth
• Massive homogeneous unconsolidated sands
with excellent quality
35 Platform and subsea wells
Infill drilling used to maximize
reservoir performance
Oil exported by tanker

END WI: 25.68%*
Operator: Chevron (23.37% WI)
Partners: Statoil (17% WI)
BP (13% WI)
Total (12.65% WI)
CIECO/Itochu (8% WI)
Discovered/1
st
Production 1984/1994
Current Production Rate ~7,500 boepd
* Combination of END’s existing WI 2.25% and the COP’s interest of 23.43%.

16
6
MACCULLOCH
NICOL
LEGEND
Macculloch & Nicol
Gas Field
Gas / Oil Field
Oil Field
Oil / Gas Field
Condensate Field
SCALE

MacCulloch Field Overview: Block 15/24b
490ft water depth
Paleocene reservoir at ~6,200ft depth
• Large and extensive natural aquifer pressure
support
5 active wells
FPSO off-take solution
Currently operated by ConocoPhillips.
Transfer of operatorship to Endeavour
subject to partner consent

END WI: 40% WI
Partners: ENI(40% WI)
Noble Energy (14% WI)
Talisman (6% WI)
Discovered/1
st
Production 1990/1997
Current Production Rate ~3,100 boepd

GALLEY
MACCULLOCH
NICOL
BALMORAL
BRENDA
BRITANNIA
ALBA

Source: ConocoPhillips.

BALMORAL SEMISUB
BURGHLEY
BRENDA MANIFOLD
BALMORAL TEMPLATE
BEAULY

Source: ConocoPhillips.

Nicol Field Overview – Block 15/25a
480ft water depth
Paleocene reservoir at ~6,400ft depth
• Large, extensive natural aquifer pressure
support
One active well
Subsea tie-back to the Brenda
manifold with a booster pump

END WI: 18%
Operator: Premier(70% WI)
Partners: Eni (12% WI)
Discovered/1
st
Production 1988/2006
Current Production Rate ~200 boepd

LSE:ENDV NYSE:END www.endeavourcorp.com
Mike Kirksey
Chief Financial Officer
(713) 307-8788 / +44 (0)207 451 2381
mike.kirksey@endeavourcorp.com
Darcey Matthews
Director of Investor Relations
(713) 307-8711
darcey.matthews@endeavourcorp.com
INVESTOR CONTACTS: